EXHIBIT 10.4

STOCK PURCHASE AGREEMENT

Velocity Express Corporation

One Morningside Drive North, Bldg. B, Suite 300

Westport, CT 06880

The undersigned (the “Purchasers”), hereby confirm their agreement with you as follows:

1. This Stock Purchase Agreement (the “Agreement”) is made as of the date set forth below among Velocity Express Corporation, a Delaware corporation (the “Company”), and each of the Purchasers listed on Exhibit A hereto and named on the signature page of this Agreement.

2. The Company has authorized the sale and issuance of up to 4,000,000 shares of Series Q Convertible Preferred Stock of the Company, $0.004 par value per share (the “Shares”), to the Purchasers in a private placement (the “Offering”) exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) and Regulation D thereunder. The Shares are initially convertible into 36,363,637 shares (the “Conversion Shares”) of the Company’s Common Stock, $0.004 par value (the “Common Stock”), subject to adjustment in accordance with the terms of the Certificate of Designations, Preferences and Rights of Series Q Convertible Preferred Stock of the Company. The proceeds from the sale of the Shares, the Notes (as defined below) and the Warrants (as defined below), net of transaction expenses, will be used (i) to fund the Company’s acquisition and integration of CD&L, Inc., (ii) to refinance certain existing indebtedness of the Company, (iii) for the payment of fees and expenses in connection with the financing of the acquisition of CD&L, Inc. and (iv) for general corporate purposes.

3. On the basis of the representations, warranties and agreements contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to issue and sell to the Purchasers, and each Purchaser severally and not jointly, agrees to purchase from the Company the number of Shares set forth next to such Purchaser’s name on Exhibit A hereto at a purchase price of $10.00 per Share, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by any Purchaser, certificates representing the Shares purchased by such Purchaser will be registered in such Purchaser’s name and address as set forth on Exhibit A hereto.

4. This Agreement and the funds to be delivered to the Company by the Purchasers upon the execution and delivery of this Agreement will be held in escrow by Wells Fargo Bank, N.A., as escrow agent (“Escrow Agent”), pursuant to an escrow agreement (the “Escrow Agreement”). It is expected that this Agreement and such funds will be released concurrently with (i) the Company’s concurrent or prior sale of $75,000,000 principal amount of its 12% Senior Secured Notes due 2010 (the “Notes”) and detachable warrants (“Warrants”), (ii) the Company’s concurrent or prior execution of (a) all agreements with respect to the Company’s acquisition of 49% of the outstanding common stock (on a fully-diluted basis) of CD&L, Inc. (the “CD&L Purchase Agreements”), (b) agreements with the holders of at least an additional 2% of CD&L, Inc.’s outstanding common stock to vote their shares in favor of the merger under the CD&L Merger Agreement (as defined below) (the “Voting Agreement”) and (c) the Agreement and Plan of Merger by and among the Company, CD&L Acquisition Corp. and CD&L, Inc. (the

“CD&L Merger Agreement” and, together with the CD&L Purchase Agreements and the Voting Agreement, the “CD&L Agreements”), (iii) the Company’s execution and delivery of Registration Rights Agreement in the form attached hereto as Exhibit B with respect to the Conversion Shares and the shares of Common Stock issuable upon exercise of the Warrants and (iv) filing of the Certificate of Designations for the Shares. The Company has heretofore made available to each Purchaser a copy of the Indenture with respect to the issuance of the Notes, the form of Warrant and the CD&L Agreements. Purchaser is aware that the Indenture relating to the Notes contains restrictions on the Company’s ability to pay dividends and other restricted payments.

5. Jefferies & Company, Inc. joins this Agreement only for purposes of Section 2.1(f) and Section 10 hereof and solely in its capacity as Closing Agent (as defined in Section 2.1(f)).

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IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Scorpion Capital Partners LP

By:
Name:
Title:

Investment Amount: $

Tax ID No.: 20-1155319

ADDRESS FOR NOTICE

c/o Kevin McCarthy 245 Fifth Ave, 25th Floor New York, NY 10016 USA

E-Mail: kmccarthy@scorpioncap.com Tel: 212-213-8916 Fax: 212-213-9167

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Scorpion Acquisition LLC

By:	/s/ Kevin R. McCarthy
	Name:	Kevin R. McCarthy
	Title:	Manager

Investment Amount: $200,000.00

Tax ID No.: 13-3983835

ADDRESS FOR NOTICE

c/o Kevin McCarthy 245 Fifth Ave, 25th Floor New York, NY 10016 USA

E-Mail: kmccarthy@scorpioncap.com Tel: 212-213-8916 Fax: 212-213-9167

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Marshall & Ilsley Trust Company NA, trustee of Lapp Libra 401(k) Daily Plan, f/b/o William Lapp

By:	/s/ Stephanie L. Napier
	Name:	Stephanie L. Napier
	Title:	Vice President

By:	/s/ Lori Harding
	Name:	Lori Harding
	Title:	Officer

Investment Amount: $220,000

Tax ID No.: 39-6767467

ADDRESS FOR NOTICE

c/o Melissa Hisek 651 Nicollet Mall, 3rd Floor Minneapolis, MN 55402 USA

E-Mail: Melissa.hisek@micorp.com Tel: 612-904-8175 Fax: 612-904-8008

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

William S. Lapp

By:	/s/ William S. Lapp
	Name:	William S. Lapp

Investment Amount: $132,000

Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

c/o William Lapp One Financial Plaza, Suite 2500 Minneapolis, MN 55402 USA

E-Mail: wlapp@lapplibra.com Tel: 612-338-5815 Fax: 612-338-6651

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Linden Capital, LP

By:	/s/ Craig Jarvis
	Name:	Craig Jarvis
	Title:	Authorized Signatory

Investment Amount: $6,000,000

Tax ID No.: 98-0430338

ADDRESS FOR NOTICE

c/o Craig Jarvis 18 Church Street Skandia House Hamilton, HM11 Bermuda

E-Mail: cjarvis@lindenlp.com Tel: 646-840-3510 Fax: 646-840-3625

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Third Point Partners L.P.

By:	/s/ Justin Nadler
	Name:	Justin Nadler
	Title:	CFO, Third Point LLC

Investment Amount: $619,590.00

Tax ID No.: 22-3352246

ADDRESS FOR NOTICE

c/o Justin Nadler 390 Park Avenue, 18th Floor New York, NY 10022 USA

E-Mail: jnadler@thirdpoint.com Mobile Tel: 212-925-4770 Fax: 212-224-7401

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Third Point Partners Qualified L.P.

By:	/s/ Justin Nadler
	Name:	Justin Nadler
	Title:	CFO, Third Point LLC

Investment Amount: $406,740.00

Tax ID No.: 74-3110449

ADDRESS FOR NOTICE

c/o Justin Nadler 390 Park Avenue, 18th Floor New York, NY 10022 USA

E-Mail: jnadler@thirdpoint.com Mobile Tel: 212-925-4770 Fax: 212-224-7401

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Third Point Offshore Fund, Ltd.

By:	/s/ Justin Nadler
	Name:	Justin Nadler
	Title:	CFO, Third Point LLC

Investment Amount: $3,558,340.00

Tax ID No.:

ADDRESS FOR NOTICE

390 Park Avenue, 18th Floor

New York, NY 10022

E-Mail: jnadler@thirdpoint.com Mobile Tel: 212-925-4770 Fax: 212-224-7401

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Third Point Ultra Ltd.

By:	/s/ Justin Nadler
	Name:	Justin Nadler
	Title:	CFO, Third Point LLC

Investment Amount: $415,330.00

Tax ID No.:

ADDRESS FOR NOTICE

390 Park Avenue, 18th Floor

New York, NY 10022

E-Mail: jnadler@thirdpoint.com Mobile Tel: 212-925-4770 Fax: 212-224-7401

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

LibertyView Funds, L.P.

By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized signatory

Investment Amount: $600,000

Tax ID No.: 98-0388959

ADDRESS FOR NOTICE

c/o George Hartigan Libertyview Capital Management 111 River St., Suite 1000 Hoboken, NJ 07030 USA

E-Mail: ghartigan@libertyview.com
Tel: 201-216-8606
Fax: 201-216-8625

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

LibertyView Special Opportunities Fund, L.P.

By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized Signatory

Investment Amount: $100,000

Tax ID No.: 98-0366030

ADDRESS FOR NOTICE

c/o George Hartigan Libertyview Capital Management 111 River St., Suite 1000 Hoboken, NJ 07030 USA

E-Mail: ghartigan@libertyview.com
Tel: 201-216-8606
Fax: 201-216-8625

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Trust “D” for a Portion of the Assets of the Kodak Retirement Income Plan

By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized Signatory

Investment Amount: $300,000

Tax ID No.: 04-3306562

ADDRESS FOR NOTICE

c/o George Hartigan Libertyview Capital Management 111 River St., Suite 1000 Hoboken, NJ 07030 USA

E-Mail: ghartigan@libertyview.com
Tel: 201-216-8606
Fax: 201-216-8625

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

TH Lee Putnam Ventures, LP

By:	/s/ Jim Brown
	Name:	Jim Brown
	Title:	Managing Director

Investment Amount: $6,691,545.61

Tax ID No.: 06-1561851

ADDRESS FOR NOTICE

c/o Fred Coulson 200 Madison Avenue, Suite 1900 New York, NY 10016 USA

E-Mail:	fred.coulson@thlpv.com
Tel:	212 951-8600
Fax:	212 951-8655

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

TH Lee Putnam Parallel Ventures, LP

By:	/s/ Jim Brown
	Name:	Jim Brown
	Title:	Managing Director

Investment Amount: $4,895,004.60

Tax ID No.: 06-1564965

ADDRESS FOR NOTICE

c/o Fred Coulson 200 Madison Avenue, Suite 1900 New York, NY 10016 USA

E-Mail:	fred.coulson@thlpv.com
Tel:	212-951-8600
Fax:	212-951-8655

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

THLi Coinvestment Partners, LLC

By:	/s/ Jim Brown
	Name:	Jim Brown
	Title:	Managing Director

Investment Amount: $391,838.43

Tax ID No.: 13-4119409

ADDRESS FOR NOTICE

c/o Fred Coulson 200 Madison Avenue, Suite 1900 New York, NY 10016 USA

E-Mail:	fred.coulson@thlpv.com
Tel:	212-951-8600
Fax:	212-951-8655

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Thomas H. Lee

By:	/s/ Thomas H. Lee
	Name:	Thomas H. Lee
Title:

Investment Amount: $151,611.36

Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

c/o Fred Coulson 200 Madison Avenue, Suite 1900 New York, NY 10016 USA

E-Mail:	fred.coulson@thlpv.com
Tel:	212-951-8600
Fax:	212-951-8655

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Crestview Capital Master, LLC

By:	Crestview Capital Partners, LLC
Its:	Sole Manager

By:	/s/ Ted Wachtell
	Name:	Ted Wachtell
	Title:	Manager

Investment Amount: $750,000.00

Tax ID No.: 20-0512894

ADDRESS FOR NOTICE

c/o John Schmit 95 Revere Drive, Suite A Northbrook, IL 60062 USA

E-Mail: john@crestviewcap.com
Tel: 847-559-0060
Fax: 847-559-5807

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Selz Family Trust

By:	/s/ Lisa P. Selz
	Name:	Lisa P. Selz
	Title:	Trustee

Investment Amount: $

Tax ID No.: 13-7106451

ADDRESS FOR NOTICE

c/o Bernard Selz 600 5th Avenue, 25th Floor New York, NY 10020 USA

E-Mail:	bselz@selzcapital.com
Tel:	212-218-8280
Fax:	212-218-8270

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Bernard Selz

By:	/s/ Bernard Selz
	Name:	Bernard Selz
Title:

Investment Amount: $

Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

c/o Bernard Selz 600 5th Avenue, 25th Floor New York, NY 10020 USA

E-Mail:	bselz@selzcapital.com
Tel:	212-218-8280
Fax:	212-218-8270

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

TPR Investment Associates, Inc.

By:	/s/ Sergi Genger
	Name:	Sergi Genger
	Title:	President

Investment Amount: $100,000

Tax ID No.: 13-3506464

ADDRESS FOR NOTICE

200 West 57th Street, Suite 1208 New York, NY 10019 USA

E-Mail:
Tel:
Fax:

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

Richard Neslund

By:	/s/ Richard Neslund
	Name:	Richard Neslund

Investment Amount: $

Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

11370 Longwater Chase Court Fort Myers, FL 33901 USA

E-Mail:
Tel:	239-466-8900
Fax:	952-646-3517

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the      day of June, 2006.

NAME OF PURCHASER:

George Furla

By:	/s/ George Furla
	Name:	George Furla

Investment Amount: $444,000.00

Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

8530 Wilshire #420 Beverly Hills, CA 90211 USA

E-Mail:	georgefurla@aol.com
Tel:	213-923-9338
Fax:	310-659-9412

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Longview Fund L.P.

By:	/s/ S. Michael Rudolph
	Name:	S. Michael Rudolph
	Title:	CFO & Investment Advisor

Investment Amount: $3,000,000.00

Tax ID No.: 94-3386893

ADDRESS FOR NOTICE

600 Montgomery Street, 44th Floor San Francisco, CA 94111

E-Mail:	agreen@rwgem.com
smrudolph@rwgem.com
Tel:	415-981-5300
Fax:	415-981-5302

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Pequot Scout Pund, L.P. Name of Purchaser: By Pequot Capital Management, Inc. Investment Manager

By:	/s/ Aryeh Davis
	Name:	Aryeh Davis
	Title:	COO

Investment Amount:

Tax ID No.: 13-3741801

ADDRESS FOR NOTICE

c/o Pequot Capital Management, Inc. Attn: Amber Tercic 500 Nyala Farm Road Westport, CT 06880

E-Mail:	amber@PequotCap.com
Tel:
Fax:	203-557-5551

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Pequot Mariner Master Fund, L.P. Name of Purchaser: By Pequot Capital Management, Inc. Investment Advisor

By:	/s/ Aryeh Davis
	Name:	Aryeh Davis
	Title:	COO

Investment Amount:

Tax ID No.: 98-0460593

ADDRESS FOR NOTICE

c/o Pequot Capital Management, Inc. Attn: Amber Tercic 500 Nyala Farm Road Westport, CT 06880

E-Mail:	amber@PequotCap.com
Tel:
Fax:	203-557-5551

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Pequot Navigator Offshore Fund, Inc. Name of Purchaser: By Pequot Capital Management, Inc. Investment Advisor

By:	/s/ Aryeh Davis
	Name:	Aryeh Davis
	Title:	COO

Investment Amount:

Tax ID No.:

ADDRESS FOR NOTICE

E-Mail:
Tel:
Fax:

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Pequot Diversified Master Fund, Ltd. Name of Purchaser: By Pequot Capital Management, Inc. Investment Advisor

By:	/s/ Aryeh Davis
	Name:	Aryeh Davis
	Title:	COO

Investment Amount:

Tax ID No.:

ADDRESS FOR NOTICE

E-Mail:
Tel:
Fax:

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Premium Series PCC Limited-Cell 33 Name of Purchaser:

By:	/s/ Chris Mueller
	Name:	Chris Mueller
	Title:	Attorney in Fact

Investment Amount:

Tax ID No.:

ADDRESS FOR NOTICE

E-Mail:
Tel:
Fax:

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Scorpion Capital Partners LP
By:	Scorpion Cap, LLC, its general partner

By:	/s/ Kevin R. McCarthy
	Name:	Kevin R. McCarthy
	Title:	Manager

Investment Amount: $3,000,000.00

Tax ID No.: 20-1153319

ADDRESS FOR NOTICE

c/o Kevin McCarthy 245 Fifth Ave., 25th Floor New York, NY 10016 USA

E-Mail:	kmccarthy@scorpioncap.com
Tel:	212-213-8916
Fax:	212-213-9167

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

JEFFERIES & COMPANY, INC., As Closing Agent

By:	/s/ Jonathan Cunningham
Name:	Jonathan Cunningham
Title:	Executive Vice President

VELOCITY EXPRESS CORPORATION

By:	/s/ Edward W. Stone
Name:	Edward W. Stone
Title:	Chief Financial Officer

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ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Agreement to Sell and Purchase the Shares; Subscription Date.

1.1 Purchase and Sale. At the Closing (as hereinafter defined), the Company will sell to each Purchaser, and such Purchaser will purchase from the Company severally, not jointly, upon the terms and conditions hereinafter set forth, the number of Shares set forth next to such Purchaser’s name on Exhibit A hereto at a purchase price of $10.00 per Share. The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing Date (as hereinafter defined) the Certificate of Designations, Preferences and Rights of Series Q Convertible Preferred Stock in the form attached hereto as Exhibit C hereto (the “Certificate of Designations”).

1.2 Placement Agent. The Company has engaged Broadband Capital Management LLC (the “Placement Agent”) in connection with the sale of the Shares. The Company agrees and acknowledges that any and all fees and commissions payable or previously paid to the Placement Agent in respect of the sale of Shares shall be the sole and exclusive responsibility of the Company. Other than the Placement Agent, the fees of which shall be paid by the Company on the Closing Date, the Company shall not be obligated to pay any fee or commission to any broker, finder or other intermediary for or on account of the transactions contemplated by this Agreement. The Company further agrees that it shall indemnify and hold harmless each Purchaser from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting or alleging to act on behalf of the Company hereunder.

2. Deliveries at Closing; Closing Obligations. The purchase and sale of the Shares (the “Closing”) shall occur on a date to be specified by the Company and the Placement Agent (the “Closing Date”), which date shall be concurrent with or immediately following (a) the execution and delivery of the CD&L Agreements and (b) the Company’s sale and issuance of the Notes and Warrants.

2.1 Certain Closing Deliveries

(a) At the Closing, the Company shall deliver to each Purchaser one or more stock certificates representing the number of Shares set forth next to such Purchaser’s name on Exhibit A hereto, each such certificate to be registered in the name of the Purchaser or, if so indicated on the signature page hereto, in the name of a nominee designated by the Purchaser.

(b) On or prior to the Closing Date, the Company shall deliver to the Purchasers a legal opinion from the Company’s Special Counsel, Briggs and Morgan, P.A., in the form attached hereto as Exhibit D.

(c) At the Closing, the Company shall deliver to the Purchasers:

(1) an executed copy of the Registration Rights Agreement;

(2) an executed copy of the Merger Agreement;

(3) an executed copy of each of the Voting Agreement;

(4) an executed copy of the opinion of Jefferies & Company, Inc. as to the fairness of the merger consideration;

(5) evidence reasonably satisfactory to counsel to the Purchasers regarding the consummation and sale of the Notes and the Warrants;

(6) evidence reasonably satisfactory to counsel to the Purchasers of the Company’s receipt of each of the consents and approvals referred to in Section 2.3 hereof;

(7) an executed copy of each of (a) the Voting, Consent, Amendment and Waiver Agreement with holders of the Company’s Series M Convertible Preferred Stock, the Company’s Series N Convertible Preferred Stock and the Company’s Series O Convertible Preferred Stock (the “Series M, N and O Consent”) and (b) the Voting, Consent, Amendment and Waiver Agreement with holders of the Company’s Series P Convertible Preferred Stock (the “Series P Consent”); and

(8) evidence reasonably satisfactory to counsel to the Purchasers regarding the execution and delivery of the CD&L Agreements and the consummation of the transactions contemplated thereby, other than those transactions to be consummated after Closing as contemplated by the CD&L Agreements.

(d) Concurrently with the execution and delivery of this Agreement, the Company shall deliver to the Purchasers a certificate of the Company signed on behalf of the Company by the principal executive officer and by the chief financial or chief accounting officer of the Company, in their capacities as such, dated the date of this Agreement, to the effect that each of such persons has carefully examined this Agreement and each of the other Transaction Documents, and that:

(1) the representations and warranties of the Company in this Agreement and each of the other Transaction Documents are true and correct;

(2) no stop order suspending the qualification or exemption from qualification of the Shares shall have been issued and no proceedings for that purpose shall have been commenced or, to the knowledge of the Company, be contemplated;

(3) since the date of the most recent financial statements included in the SEC Filings, there has been no material adverse change in the condition, financial or otherwise, business, prospects or results of operation of the Company and the Subsidiaries, taken as a whole;

(4) none of the SEC Filings or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact

2

required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(5) subsequent to the respective dates as of which information is given in the SEC Filings: (A) neither the Company nor any of the Subsidiaries has incurred up to and including the date of this Agreement, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (B) neither the Company nor any of the Subsidiaries has paid or declared any dividends or other distributions on its capital stock; (C) neither the Company nor any of the Subsidiaries has entered into any material transactions not in the ordinary course of business; (D) there has not been any change in the capital stock (other than securities covered by the Registration Rights Agreement or pursuant to the Company’s stock option plan or stock purchase plan or the exercise of warrants outstanding on such respective dates) or the short-term or long-term debt of the Company or any of the Subsidiaries; (E) neither the Company nor any of the Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; and (F) there is no litigation which is pending or, to the Company’s knowledge, threatened or contemplated against the Company or any of its Affiliates which would, if decided adversely, have a Material Adverse Effect.

(e) Concurrently with the execution and delivery of this Agreement, the Company shall have delivered to the Purchasers a certificate signed on behalf of the Company by the Secretary of the Company, in his capacity as such, dated the date of this Agreement, as to:

(1) the absence of any contemplated proceeding for the merger, consolidation, liquidation or dissolution of the Company or any Subsidiary, as the case may be, or the sale of all or substantially all of its assets, other than the transactions contemplated by the CD&L Agreements;

(2) the due adoption and full force and effect of the By-laws of the Company (with a copy of the By-laws attached);

(3) resolutions adopted by the Board of Directors of the Company authorizing the Shares and the consummation of the transactions contemplated by this Agreement and each of the other Transaction Documents (with copies of such resolutions attached); and

(4) the incumbency, authorization and signatures of those officers of the Company signing this Agreement, each of the other Transaction Documents and/or any certificate delivered in connection therewith.

(f) On the Closing Date, (i) subject to the satisfaction (or waiver by a Purchaser) of the conditions to Closing described in Section 2.3 of this Agreement, each Purchaser shall pay to the Escrow Agent on or prior to such date the aggregate purchase price for the number of Shares set forth opposite such Purchaser’s name on Exhibit A to this Agreement by wire transfer of immediately available funds in accordance with the wire instructions provided by the Escrow Agent and (ii) the Company shall deliver or cause to be delivered the Shares that such Purchaser is purchasing to the Purchaser (or for the account of the Purchaser as

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the Purchaser shall instruct). Prior to the Closing, Jefferies & Company, Inc., as closing agent (in such capacity, the “Closing Agent” ), will contact the contact person for each Purchaser listed on Exhibit A hereto to confirm (A) that the Closing is to take place, the wire transfer instructions and the closing mechanics set forth herein and (B) the receipt from the Company of duly executed signature pages (as applicable) to the Transaction Documents. The receipt of funds by the Escrow Agent from a Purchaser shall be deemed to be irrevocable instructions from such Purchaser to the Closing Agent that the conditions to the Closing have been satisfied. In accordance with the foregoing, the Closing Agent shall instruct the Escrow Agent to disburse the funds referred to above by wire transfer of immediately available funds in accordance with the Company’s written wire instructions on the Closing Date. Following the Closing Date, the Closing Agent shall deliver to each Purchaser duly executed signature pages to the Transaction Documents of the Company.

2.2 Company Obligations to Close. The Company’s obligation to issue and sell the Shares to the Purchasers shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company from each Purchaser of the purchase price for the Shares being purchased hereunder as set forth next to such Purchaser’s name on Exhibit A hereto; (b) consummation of the sale of the Notes and Warrants; (c) the execution of the CD&L Agreements; and (d) the accuracy of the representations and warranties made by the Purchasers herein and the fulfillment the covenants and agreements of the Purchasers to be fulfilled hereunder prior to the Closing.

2.3 Purchasers Obligations to Close. The obligation of each Purchaser to purchase the number of Shares set forth next to such Purchaser’s name on Exhibit A hereto shall be subject to the following conditions, any one or more of which may be waived in writing by the Purchasers: (a) the Company’s issuance and sale to all Purchasers, pursuant to this Agreement, on the Closing Date of an aggregate of no less than 4,000,000 Shares; (b) the Company’s concurrent issuance and sale of the Notes and Warrants; (c) the Company’s concurrent execution and delivery of the CD&L Agreements; (d) the delivery to the Purchasers of a legal opinion in the form attached hereto as Exhibit D; (e) the delivery of written consents from the holders of a majority of the Company’s outstanding Common Stock approving the issuance of the Conversion Shares; (f) the delivery of the executed MNO Consent and P Consent; (g) the Company’s filing of the Certificate of Designations for the Shares; (h) the representations and warranties of the Company contained in Section 3 being true and correct on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing (except with respect to representations and warranties which are made as of a specific date or period, which shall continue to be true and correct in all material respects as of the respective dates and for the respective periods covered); (i) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; (j) delivery to each Purchaser by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions of this Section 2.3 have been fulfilled; and (k) delivery to each Purchaser by the Company of an executed copy of the Registration Rights Agreement in the form attached hereto as Exhibit B.

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3. Representations, Warranties of the Company. In addition to those terms defined above and elsewhere in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate”, as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Common Stock Equivalent” means any preferred stock, option, warrant, convertible bond, debt instrument or any other convertible instrument that can be converted into Common Stock.

“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Nasdaq” means The Nasdaq Stock Market, Inc.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“PIK Shares” means shares of the Company’s Series Q Convertible Preferred Stock issued as payment-in-kind dividends on the Shares or any previously issued PIK Shares.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Transaction Documents” means this Agreement, the Certificate of Designations, the Registration Rights Agreement and the CD&L Agreements.

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The Company hereby represents and warrants to each Purchaser that, except as set forth in the schedules delivered herewith (collectively, the “Disclosure Schedules”):

3.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect.

3.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement and the other Transaction Documents, (ii) the authorization of the performance of all obligations of the Company under this Agreement and the other Transaction Documents, and (iii) the authorization, issuance, reservation for issuance and delivery, and the conversion of the Series Q Convertible Preferred Stock, the Shares and the PIK Shares and the authorization, issuance, reservation for issuance and delivery of the Conversion Shares. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3 Capitalization. All of the issued and outstanding shares of the Company’s and its subsidiaries capital stock have been duly authorized and validly issued and are fully paid, nonassessable and were issued in full compliance with applicable state and federal securities law and any rights of third parties; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any securityholder of the Company or any of the Subsidiaries or similar contractual rights granted by the Company or any of the Subsidiaries. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

3.4 Valid Issuance. The Shares are duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, free and clear of all encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws, and will be entitled to the relative rights, powers and preferences set forth in the Certificate of Designations. The PIK Shares are duly and validly authorized and, when issued pursuant to the terms of the Certificate of Designations, will be validly issued, fully paid and nonassessable, free and clear of all encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws, and will be entitled to the

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relative rights, powers and preferences set forth in the Certificate of Designations. Upon the conversion of the Shares and/or the PIK Shares, the Conversion Shares will be validly issued, fully paid and non-assessable, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Purchasers. Prior to Closing, the Company will have reserved not less than 150% of the amount of shares of Common Stock issuable upon conversion of the Shares, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Purchasers.

3.5 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Shares and Conversion Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (i) filings that have been made pursuant to applicable state securities laws, (ii) post-sale filings pursuant to applicable state and federal securities laws, which were not required to be made prior to Closing and (iii) such consents as have been previously obtained. Subject to the accuracy of the representations and warranties of each Purchaser set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Conversion Shares, (ii) the issuance of the PIK Shares in accordance with the Certificate of Designations, (iii) the issuance of the Conversion Shares upon due conversion of the Shares and the PIK Shares, and (iv) the other transactions contemplated by the Transaction Documents, from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Certificate of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the issuance of the Conversion Shares, Shares and the ownership, disposition or voting of the Shares by the Purchasers or the exercise of any right granted to the Purchasers pursuant to the Transaction Documents. The Company has received confirmation from that number of voting stockholders sufficient to approve conversion of the Shares and the PIK Shares.

3.6 SEC Filings; Business.

(a) The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Purchaser through the EDGAR system true and complete copies of the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2005 (and any amendments thereto filed prior to the date of this Agreement), the Company’s Quarterly Reports on Form 10-Q for the fiscal periods ended October 1, 2005, December 31, 2005 and April 1, 2006, each of the Company’s Current Reports on Form 8-K filed since July 2, 2005, and the Company’s proxy statement pertaining to its annual meeting of stockholders to be held on June 28, 2006 and each other filing made by the Company with the Securities and Exchange Commission (the “Commission”) under the Exchange Act since July 2, 2005 (collectively, the “SEC Filings”). The Company has not made any filings with the Commission under the Exchange Act since July 2, 2005 except for the SEC Filings and documents that are only required to be furnished to the Commission. The SEC

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Filings, when they were filed with the Commission (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries (collectively, the “Subsidiaries”) are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(b) Each registration statement and any amendment thereto filed by the Company and which has become effective since January 1, 2004 pursuant to the Securities Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the Securities Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the Company will continue to make such filings as is necessary to comply with the obligations of a company with a class of shares registered pursuant to Rule 12(g) of the Exchange Act.

(c) Each filing required to be made by the Company pursuant to the Securities Act or the Exchange Act in connection with the acquisition of CD&L, Inc. or the acquisition of any interest in CD&L, Inc. shall, when filed with the Commission, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations thereunder and will not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

For purposes of clarity, when any of the following representations and warranties of the Company in this Section 3 are qualified by reference to disclosures in the SEC Filings, such qualification shall apply only to express statements set forth in the body of the relevant SEC Filings and will not include disclosures set forth in exhibits included in the SEC Filings.

3.7 Subsidiaries. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries. There are no Subsidiaries other than those set forth on Schedule 3.7. None of the Subsidiaries owns or controls directly or indirectly, any corporation, association or other entity. Except as described in the Annual Report on Form 10-K included among the SEC Filings, the Company owns, either directly or through other Subsidiaries, all of the outstanding capital stock of each Subsidiary, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other

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restrictions or equities of any kind whatsoever; and all outstanding capital stock of the Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable and not issued in violation of any preemptive rights or applicable securities laws.

3.8 Power and Authority. Each of the Company and the Subsidiaries has all requisite power and authority (corporate and other), and has obtained any and all requisite authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies, to own or lease its properties and conduct its business as described in the SEC Filings, except where the failure to have any such power, authority, authorization, approval, order license, certificate, franchise or permit would not have a Material Adverse Effect; each of the Company and the Subsidiaries is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, foreign, state and local laws, rules and regulations, except where the failure to be in compliance would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

3.9 Use of Proceeds. The net proceeds of the sale of the Shares, the Notes and the Warrants shall only be used by the Company (i) to fund the Company’s acquisition and integration of CD&L Inc., (ii) to refinance existing indebtedness of the Company, (iii) for the payment of fees and expenses in connection with the financing of the acquisition of CD&L Inc., and (iv) for and general corporate purposes in accordance with financial budgets approved from time to time by the Board of Directors of the Company.

3.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares and Conversion Shares will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Purchasers through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

3.11 Title to Properties. Except as disclosed in the SEC Filings and except for liens, encumbrances and defects that arise in the ordinary course of business and do not impair the Company’s ownership or use of such properties, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

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3.12 Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

3.13 ERISA. No “employee pension benefit plan,” “employee welfare benefit plan” or “multi-employer plan” of the Company (“ERISA Plans”) as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or any trust created thereunder has engaged in a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) which could subject the Company to any material tax penalty on prohibited transactions and which has not adequately been corrected. No “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which might reasonably be expected to have a Material Adverse Effect.

3.14 Labor Matters.

(a) The Company and the Subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. Except as set forth in Schedule 3.12 hereto, to the knowledge of the Company, there are no pending investigations involving the Company or any of the Subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. To the knowledge of the Company, there is no unfair labor practice charge or complaint against the Company or any of the Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of the Subsidiaries. Neither the Company nor any of the Subsidiaries is or ever have been a party to any collective bargaining agreement, and no collective bargaining agreement is currently being negotiated by the Company or any of the Subsidiaries. No material labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is imminent.

(b) Neither the Company nor any of the Subsidiaries is a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any “excess parachute payment,” as defined in Section 280G(b) of the Internal Revenue Code.

(c) Neither the Company nor any Subsidiary has any liability for the improper classification by the Company of their employees as independent contractors or leased employees.

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3.15 Intellectual Property.

(a) Except as set forth in Schedule 3.13 hereto, all Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable, except where the failure to be in compliance or to be valid and enforceable has not and could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Except as set forth in Schedule 3.13 hereto, no Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the knowledge of the Company, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

(b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the knowledge of the Company, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

(c) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company’s and its Subsidiaries’ properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company’s and its Subsidiaries’ businesses. The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

3.16 Environmental Matters. Neither the Company nor any of the Subsidiaries has been notified in writing that it is liable with respect to obligations under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar law, statute, rule, regulatory decision or order of any governmental agency or body or any court, domestic or foreign relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or

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toxic substances (collectively, “Environmental Laws”), except for any liability as would not have a Material Adverse Effect, and it is not aware of any facts or circumstances which could reasonably be expected to result in any such liability. The Company and the Subsidiaries are in substantial compliance with all applicable existing Environmental Laws, except for such instances of non-compliance which would not have a Material Adverse Effect. The term “Hazardous Material” means (i) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulation under or within the meaning of any other Environmental Law. To the knowledge of the Company, no disposal, release or discharge of “Hazardous Material” has occurred on, in, at or about any of the facilities or properties of the Company or any of the Subsidiaries, except for any such disposal, release or discharge which is in compliance with Environmental Laws or which would not have a Material Adverse Effect. Except as described in the SEC Filings, to the knowledge of the Company: (A) there has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or solid wastes by the Company or any of the Subsidiaries (or to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of the Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action which has not been taken, under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for such violations and failures to take remedial action which would not result in, singularly or in the aggregate, a Material Adverse Effect; and (B) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property by the Company or any of the Subsidiaries of any solid waste or Hazardous Materials, except for such spills, discharges, leaks, emissions, injections, escapes, dumping or releases which would not result in, singularly or in the aggregate, a Material Adverse Effect.

3.17 Litigation. There is no action, suit, proceeding, litigation or governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated against (or circumstances that are reasonably likely to give rise to the same), or involving the properties or businesses of, the Company or any of the Subsidiaries which questions the validity of any of the capital stock of the Company (including, without limitation, the Shares) or any of the Subsidiaries, this Agreement or any of the other Transaction Documents, or of any action taken or to be taken by the Company or any of the Subsidiaries pursuant to or in connection with this Agreement or any of the other Transaction Documents. There are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties involving an amount in controversy in excess of $150,000; and to the knowledge of the Company, no such actions, suits or proceedings are threatened or contemplated.

3.18 Financial Statements. The consolidated financial statements of the Company and the Subsidiaries together with the related notes thereto included in the Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q included among the SEC Filings fairly present in all material respects the financial position, income, changes in stockholders’ equity, cash flow and results of operations of the Company and the Subsidiaries at

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the respective dates and for the respective periods to which they apply, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) throughout the periods involved (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Securities Act). Except as set forth in the financial statements of the Company set forth in the Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q included among the SEC Filings, since the date of the latest financial statements included in the most recent Quarterly Report on Form 10-Q included among the SEC Filings: (i) neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect; (ii) there has been no material adverse change or development involving a prospective material change in the condition, financial or otherwise, or in the earnings, business, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business; (iii) neither the Company nor any Subsidiary has entered into any material transaction other than in the ordinary course of business; and (iv) the Company has not declared or paid any dividend or made any other distribution on or in respect of its capital stock. The outstanding debt, the property, both tangible and intangible, and the businesses of each of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q included among the SEC Filings.

3.19 Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

3.20 Compliance with Nasdaq Continued Listing Requirements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and is approved for listing on the Nasdaq Capital Market under the symbol “VEXP”. The Company is, and after giving effect to the issuance of the Notes, the Warrants and the Series Q Preferred Stock and the entering into of the Transaction Documents will be, in compliance with applicable Nasdaq continued listing requirements following the Company’s filing and distribution of the Information Statement in accordance with Section 5.1 below. There are no proceedings pending or, to the knowledge of the Company, threatened against the Company relating to the continued listing of the Company’s Common Stock on the Nasdaq Capital Market and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from the Nasdaq Capital Market. The Company has taken no action that was designed to terminate trading of the Common Stock on the Nasdaq Capital Market, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such trading.

3.21 No Directed Selling Efforts or General Solicitation. Neither the Company, nor, to the knowledge of the Company, any Affiliate of the Company, nor any Person acting on

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its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares.

3.22 No Integrated Offering. Neither the Company nor, to the knowledge of the Company, any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, or otherwise taken any action or abstained from taking any action, under circumstances that would adversely affect reliance by the Company on Section 4(2) and/or Regulation D for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act.

3.23 Private Placement. Assuming the truth and accuracy of the applicable Purchasers’ representations set forth in Section 4 of this Agreement, the offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

3.24 Questionable Payments. Neither the Company nor any of the Subsidiaries has, nor, to the knowledge of the Company, has any officer, director or employee of the Company or any of the Subsidiaries or any other person acting on behalf of the Company or any of the Subsidiaries, for the benefit of the Company or any such Subsidiaries at any time during the last five years, (i) made any unlawful gift or contribution to any candidate for federal, state, local or foreign political office, or failed to disclose fully any such gift or contribution in violation of law, or (ii) made any payment to any federal, state, local or foreign governmental officer or official, which would be reasonably likely to subject the Company or any of the Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign). Each of the Company’s and the Subsidiaries’ internal accounting controls are sufficient to cause the Company and the Subsidiaries to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

3.25 Transactions with Affiliates. Except as disclosed in the SEC Filings and except for the Expense Reimbursement Agreement by and between the Company and TH Lee Putnam, none of the officers, directors or 5% or greater stockholders of the Company, and to the knowledge of the Company none of their respective Affiliates and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.26 Internal Controls. Except as described in the SEC filings, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded

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as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the SEC Filings, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-13 and 15d-13) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the Exchange Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

3.27 Lockup. Prior to Closing the Company will have entered into written agreements with each executive officer of the Company whereby each such Person shall agree that he or she will not directly or indirectly (including through any entity within his or her control) sell, dispose of any Common Stock, Series Q Convertible Preferred Stock or other equity securities of the Company for the period beginning on the Closing Date and ending on the date three (3) months following the effective date of the Registration Statement (as hereinafter defined). Schedule 3.27 attached hereto contains an accurate list of the parties to these agreements.

3.28 Stabilization. None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any Affiliate of the Company or any Subsidiary, has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.

3.29 Taxes. Each of the Company and the Subsidiaries has filed all income and franchise tax returns required to be filed (after giving effect to all permissible extensions) through the date hereof by it in any jurisdiction, and has paid all taxes shown to be due on such returns or claimed to be due from such entities, other than those being contested in good faith, except where the failure to so file or pay would not have a Material Adverse Effect. All tax liabilities, including those being contested by the Company or the Subsidiaries are adequately reserved for in the Company’s financial statements (in accordance with GAAP). No tax deficiency has been asserted and no tax proceedings are pending or, to the knowledge of the Company, are threatened against the Company or any of the Subsidiaries which, if adversely determined would have a Material Adverse Effect, and to the knowledge of the Company, no such deficiency or proceeding is contemplated.

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3.30 No Transfer Tax. No transfer tax, stamp duty or other similar tax is payable by or on behalf of any Purchaser in connection with (i) the issuance by the Company of the Shares, (ii) the purchase by such Purchaser of Shares from the Company or (iii) the consummation by the Company of any of its obligations under this Agreement.

3.31 Not Investment Company. The Company is not an “investment company” or a company controlled by an “investment company” or, to the knowledge of the Company, an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.32 Solvency. All indebtedness of the Company that will be repaid with the proceeds of the issuance and sale of the Shares was incurred for proper purposes and in good faith and the Company was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Shares, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Shares) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Shares and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Shares) sufficient capital for carrying on its business and was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Shares, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Shares) able to pay its debts as they mature.

3.33 Non-Contravention.

(a) None of the Company’s issue and sale of the Shares, the execution or delivery of the Transaction Documents, its performance hereunder and thereunder or its consummation of the transactions contemplated herein and therein conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in a right of acceleration of performance or the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders’ agreement, note, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any Subsidiary is or may be bound or to which its or any of the Subsidiaries’ properties or assets is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation directly applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties, which, with respect to the foregoing clauses (B) and (C) only, breach, violation or default would have a Material Adverse Effect.

(b) Neither the Company nor any of the Subsidiaries (A) is in violation of its certificate of incorporation or by-laws, (B) is in default in the performance of any obligation, agreement or condition contained in any license, contract, indenture, mortgage,

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installment sale agreement, lease, deed of trust, voting trust agreement, stockholders’ agreement, note, loan or credit agreement, purchase order, agreement or instrument evidencing an obligation for borrowed money or other material agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound or to which the property or assets of the Company or any of the Subsidiaries is subject or affected or (C) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except any violation or default under the foregoing clauses (B) or (C) as would not have a Material Adverse Effect.

(c) Except as disclosed in Schedule 3.33 to this Agreement, none of: (A) the execution, delivery or performance of the CD&L Purchase Agreements, (B) the consummation of the transactions contemplated therein or (C) the execution and delivery of the Merger Agreement conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in a right of acceleration of performance or the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets of CD&L, Inc. pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or other agreement or instrument pertaining to indebtedness of CD&L, Inc. or any of its subsidiaries to which CD&L, Inc. or any of its subsidiaries is a party or by which CD&L, Inc. or any of its subsidiaries is or may be bound or to which CD&L Inc. or any of its subsidiaries’ properties or assets is or may be subject.

3.34 Minute Books Complete. The minute books of each of the Company and the Subsidiaries have been made available to counsel for the Placement Agent and summarize in all material respects all meetings and actions of the directors and stockholders of each of the Company and the Subsidiaries since the time of their respective incorporation.

3.35 Payment Restrictions. No Subsidiary is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary.

3.36 Transaction Structure. The solicitation of the holders of the capital stock and debt securities of CD&L, Inc. to be acquired by the Company with the proceeds from the sale of the Shares, the capital stock and debt securities of CD&L, Inc. acquired pursuant to the CD&L Purchase Agreements, the issue and sale of Series Q Preferred Stock hereunder and the consummation of the sale of Units each have been and will be made in compliance with the reporting, disclosure and procedural requirements of the Securities Act, the Exchange Act, Delaware General Corporation Law, the Nasdaq Stock Market and all other applicable laws, rules and regulations. The solicitation, delivery and performance of the Voting Agreement has been and will be made in compliance with the reporting, disclosure and procedural requirements of the Securities Act, the Exchange Act, Delaware General Corporation Law, the Nasdaq Stock Market and all other applicable laws.

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3.37 Representations in Other Transaction Documents. To the knowledge of the Company, each representation and warranty set forth in the Transaction Documents of each party to the Transaction Documents, other than the Purchasers, which is not qualified by a materiality standard is true and correct in all material respects, and each such representation and warranty that is qualified by a materiality standard is true and correct in all respects.

3.38 No Undisclosed Events, Liabilities or Developments. Except for the issuance of the Shares contemplated by this Agreement, and the transactions contemplated by the other Transaction Documents, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed one (1) day prior to the date that this representation is made.

4. Representations, Warranties and Covenants of the Purchasers.

4.1 Purchaser Knowledge and Status. Each Purchaser severally and not jointly with any other Purchaser represents and warrants to, and covenants with, the Company that: (i) such Purchaser is an “accredited investor” as defined in Regulation D under the Securities Act and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares, and has such business and financial experience as is required to give it the capacity to utilize the information received, to evaluate the risks involved in purchasing the Shares, and to protect its own interests in connection with the purchase of the Shares and is able to bear the risks of an investment in the Shares; (ii) such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Shares set forth on the Exhibit A hereto in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) such Purchaser will notify the Company promptly of any change in any of such information until such time as such Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (iv) such Purchaser has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the representations and warranties of the Company contained herein. Each Purchaser understands that the Shares to be issued to such Purchaser have not been registered under the Securities Act, or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Purchaser’s investment intent as expressed herein, and such Purchaser is able to bear the economic risk of holding the Shares for an indefinite period of time and can afford a complete loss of its investment. The Placement Agent is not authorized to make any representation or use any information in connection with the placement, purchase and sale of the Shares, and no person is authorized to provide any representation which is inconsistent or in addition to those in the SEC Reports. Each Purchaser acknowledges that it has not received or relied on any such representations.

4.2 International Actions. Each Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the

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Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States. If such Purchaser is located outside the United States, it has or will take all actions necessary for the sale of the Shares to comply with all applicable laws and regulations in each foreign jurisdiction in which it offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

4.3 Registration Required. Each Purchaser hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement and the Registration Rights Agreement, and such Purchaser acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. Each Purchaser acknowledges that as set forth in, and subject to the provisions of, the Registration Rights Agreement, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission or until the Company has amended or supplemented such prospectus.

4.4 Power and Authority. Each Purchaser severally and not jointly with any other Purchaser further represents and warrants to, and covenants with, the Company that (i) if an entity, such Purchaser is duly organized and in good standing in the jurisdiction of its organization, (ii) such Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (iii) this Agreement has been duly authorized, executed and delivered, and constitutes a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.5 Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither such Purchaser nor any Affiliate of such Purchaser, which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Shares, or (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”), has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Shares (each, a “Prohibited Transaction”).

4.6 No Tax or Legal Advice. Each Purchaser understands that nothing in this Agreement, or any other materials presented to such Purchaser in connection with the purchase and sale of Shares hereunder constitutes legal, tax or investment advice. Each Purchaser has

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consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

4.7 Risk Factors. Each Purchaser has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are speculative investments which involve a high degree of risk of loss of the Purchaser’s entire investment. Among others, each Purchaser has carefully considered each of the risks described under the headings “Risk Factors” in the Company’s Annual Report on Form 10-K, as amended, for the year ended July 2, 2005 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended October 1, 2005, December 31, 2005 and April 1, 2006.

5. Company Covenants.

5.1 Stockholder Approval. Promptly after the Closing Date, but in no event later than the 20th business day following the Closing Date, the Company will prepare and file with the Securities and Exchange Commission an Information Statement in compliance with Regulation 14C and Schedule 14C under the Exchange Act with respect to the approvals by the holders of the Company’s Common Stock and Outstanding Preferred of the matters set forth in Section 2.3 to comply with applicable Nasdaq Marketplace Rules. The stockholder approval shall be deemed given after 20 days has elapsed following the date the Company mails the Information Statement to stockholders pursuant to Regulation 14C under the Exchange Act. Within two (2) business days after stockholder approval of the matters set forth in the Information Statement is effective, the Company will send written notification to each Purchaser of such stockholder approval and that such Purchaser may exercise its conversion rights in accordance with the Certificate of Designations. The Company shall file the Information Statement with the Securities and Exchange Commission prior to or concurrent with the Company’s filing of the Registration Statement (as defined in the Registration Rights Agreement) with the Securities and Exchange Commission pursuant to Section 2(a)(i) of the Registration Rights Agreement.

5.2 Press Release. The Company will not issue a press release naming any Purchaser without the prior written approval of such Purchaser, which approval will not be unreasonably withheld or delayed.

5.3 Prohibition on Certain Forms of Financing. For as long as any of the Shares purchased by the Purchasers hereunder are outstanding, the Company will not enter into or consummate any agreement providing for an equity line of credit, variable or “future-priced” resetting, self-liquidating, adjusting or conditional fund raising, or similar financing arrangements.

5.4 Maintain Listing. The Company will use best efforts to maintain the listing of its common stock on the Nasdaq Capital Market or a recognized securities exchange registered with the Securities and Exchange Commission.

5.5 Regulation D Notice. The Company agrees to file a Notice of Sale of Securities pursuant to Regulation D, Section 4(6), and/or Uniform Limited Offering Exemption

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on Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Purchasers promptly after such filing.

5.6 Restriction on Integrated Offering. The Company shall not, and it shall use best efforts to ensure that no Affiliate of the Company will, “offer,” “sell” or solicit offers to buy or otherwise negotiate in respect of any “security” (as each of such terms are defined in the Securities Act) which could be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act

5.7 Maintain Corporate Existence. The Company will keep in full force and effect its corporate existence and take all reasonable action to maintain all rights and privileges necessary or desirable in the normal conduct of its business.

5.8 SEC Information. During the five-year period following the Closing Date, the Company shall furnish to the Purchasers holding Shares all reports, documents, information and financial statements filed by the Company with the Commission pursuant to the Exchange Act or the rules and regulations thereunder.

5.9 Rule 144A Information. During the two-year period following the date of this Agreement, for so long as and at any time that the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon request of any holder of the Shares, the Company shall furnish to such holder, and to any prospective purchaser or purchasers of the Shares designated by such holder, information satisfying the requirements of subsection (d)(4) of Rule 144(A) under the Securities Act. This covenant is intended to be for the benefit of the holders from time to time of the Shares, and prospective purchasers of the Shares designated by such holders.

5.10 Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 150% of the amount of shares of Common Stock issuable upon conversion of the Shares issued at the Closing (without taking into account any limitations on the conversion of the Shares set forth in the Certificate of Designations).

6. Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:00 a.m., New York City Time, on the first business day following the date of this Agreement, issue a press release (the “Press Release”) disclosing all material terms of the transactions contemplated by this Agreement, but not disclosing the identity of any of the Purchasers, and announcing the acquisition of the Company’s interest in CD&L, Inc. and the execution of the CD&L Merger Agreement and, to the extent permitted by applicable law, disclosing the material terms of such acquisition and merger. On or before 5:00 p.m., New York City Time, on the fourth business day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act, and attaching the material Transaction Documents (including, without limitation, this Agreement and all schedules and exhibits to this Agreement), as exhibits to such filing. From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release. Except as expressly

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provided in the foregoing sentence, the Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company, any Subsidiary, or each of its respective officers, directors, employees and agents, in addition to any other remedy available to the Purchasers, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents; provided, that the Purchaser shall give to the Company notice at least twenty four (24) hours prior to making any such disclosure and allow the Company the option of making such public disclosure during such twenty four (24) hour period. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure.

7. Indemnification

7.1 The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates and the officers, directors, managers, members, partners, employees and agents of such Purchaser and its Affiliates, and any other persons or entities controlling such Purchaser or any of its Affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the Purchasers and such other persons and entities each an “Indemnified Person”), to the fullest extent lawful, from and against any and all claims, liabilities, losses, damages and expenses (or actions in respect thereof), as incurred (“Losses”), to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where the Shares have been offered, or at common law or otherwise (including settlement of any litigation), insofar as such Losses (or actions in respect thereof as contemplated below) arises out of or is based:

(a) upon any untrue statement or alleged untrue statement of a material fact contained in any materials or information provided to the Purchasers by, or with the approval in writing of, the Company in connection with the marketing of the Shares, including any investor presentations made to investors by the Company (whether in person, in writing or electronically), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(b) any breach by the Company of any representation or warranty or failure to comply with any of the covenants and agreements contained in this Agreement.

7.2 With respect to expenses, the indemnification provided in Section 7.1 shall include, but not be limited to, reimbursement of each Indemnified Person for all expenses (including, without limitation, reasonable fees and expenses of counsel), as such expenses are incurred, in connection with investigating, preparing, defending or settling any action or claim for which indemnification has or is reasonably likely to be sought by such Indemnified Person,

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whether or not in connection with litigation in which such Indemnified Person is a named party. For this purpose, the Company will only be responsible for the expense of one legal counsel (in addition to local counsel) for all Indemnified Persons who suffered Losses in connection with such action or claim, which counsel will be selected by the Indemnified Persons who hold a majority of the outstanding Shares held by all such Indemnified Persons.

7.3 The indemnity agreement set forth in this Section 7 shall be in addition to any liabilities that the Company may otherwise have.

7.4 Notwithstanding the foregoing provisions of this Section 7, no Indemnified Person shall be entitled to indemnification under this Section 7 for any Loss caused by the gross negligence or willful misconduct of such Indemnified Person.

8. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and each Purchaser herein shall survive the execution of this Agreement, the delivery to each Purchaser of the Shares being purchased and the payment therefore.

9. Closing Agent Matters.

9.1 The Closing Agent shall have no duties or obligations other than those specifically set forth herein.

9.2 The Closing Agent shall not be required to make any representations or have any responsibilities as to the validity, accuracy, value or genuineness of any certificates or documentation delivered pursuant to this Agreement.

9.3 The Closing Agent shall be able to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to it by the Company or any Purchaser.

9.4 The Closing Agent shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement and shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own gross negligence, willful misconduct or bad faith.

9.5 The Company agrees to indemnify and hold harmless Jefferies & Company, Inc. for acting as Closing Agent hereunder from any and all reasonable costs and expenses (including reasonable fees and expenses of counsel and other professionals) that may be paid or incurred or suffered by it or to which it may become subject without gross negligence, willful misconduct or bad faith on its part by reason of or as a result of its compliance with the instructions set forth herein or which may arise out of or in connection with the administration and performance of its duties under this Agreement.

10. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered

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or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or electronic mail, or (B) if delivered from outside the United States, by International Federal Express (or comparable service) or facsimile or electronic mail, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express (or comparable service), two (2) business days after so mailed, (iv) if delivered by facsimile or electronic mail, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Velocity Express Corporation

One Morningside Drive North

Building B – Suite 300

Westport, CT 06880

Attention: Chief Financial Officer

Telephone: (203) 349-4199

Telecopy: (203) 349-4198

With a copy to:     Briggs and Morgan, P.A.

2200 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

Attn: Avron L. Gordon

Telephone: (612) 977-8400

Telecopy: (612) 977-8650

Email: agordon@briggs.com

(b) if to any Purchaser, at such Purchaser’s address on Exhibit A hereto, or at such other address or addresses as may have been furnished to the Company in writing.

11. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each of the Purchasers.

12. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for

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any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Service of process in connection with any suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of the courts of the State of New York in any such suit, action or proceeding and to the laying of venue exclusively in New York. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

16. Amendment and Waiver. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Purchasers holding a majority of the then outstanding Shares purchased hereunder.

17. Counterparts and Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. This Agreement may also be executed and delivered via facsimile, which shall be deemed an original.

18. Confidential Disclosure Agreement. Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and any Purchaser in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers holding a majority of the then outstanding Shares purchased hereunder. Each Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns and transfers the Shares, provided that such transferee (i) makes the

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representations of such Purchaser under this Agreement, and (ii) agrees in writing to be bound with respect to the transferred Shares, by the provisions hereof that apply to such Purchaser.

20. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

21. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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EXHIBIT A

PURCHASER LIST

Purchaser	Shares
Bernard Selz	200,200
Selz Family Trust	200,200
Scorpion Capital Partners LP	300,000
Scorpion Acquisition LLC	20,000
Vincal Holdings, Ltd.	10,000
George Furla	44,400
Marshall & Ilsley Trust Company NA, trustee of Lapp Libra 401(k) Daily Plan, f/b/o William Lapp	22,000
William S. Lapp	13,200
Third Point Partners Qualified LP	40,674
Third Point Partners LP	61,959
Third Point Offshore Fund, Ltd.	355,834
Third Point Ultra Ltd	41,533
TPR Investment Associates, Inc.	10,000
Richard Neslund	100,000
Crestview Capital Master LLC	75,000
Linden Capital, LP	600,000
Pequot Scout Fund, LP	134,630
Pequot Mariner Master Fund, LP	110,817
Pequot Navigator Offshore Fund, Inc	43,895
Pequot Diversified Master Fund, Ltd	5,133
Premium Series PCC Limited	5,525
Longview Fund LP	300,000
Libertyview Funds, LP	60,000
Libertyview Special Opportunities Fund, LP	10,000
Trust “D” for a Portion of the Assets of the Kodak Retirement Income Plan	30,000

TH Lee Putnam Ventures, L.P.	664,741

TH Lee Putnam Parallel Ventures, L.P.	486,272

THLi Coinvestment Partners, LLC	38,925

Thomas H. Lee	15,062

EXHIBIT B

Registration Rights Agreement

EXHIBIT C

Certificate of Designations

EXHIBIT D

Legal Opinion

Schedule 3.7

Subsidiaries

Velocity Express, Inc.

Corporate Express Distribution Services, Inc.

Velocity Express Leasing, Inc.

VXP Leasing Mid-West, Inc.

VXP Mid-West, Inc.

Schedule 3.12

Labor Matters

The California EDD is conducting an investigation of the classification of the Company’s independent contractors.

Schedule 3.13

Intellectual Property

On November 30, 2000, Velocity Express, Inc. entered into a Settlement Agreement with Velocity Courier, Inc. in connection with the parties’ use of certain “Velocity” trademarks. Pursuant to the terms of the settlement, Velocity Express, Inc. is permitted to use the Velocity trademarks anywhere in the United States except for the City of Chicago and the territory that extends 50 miles from the Chicago city limits, but within the State of Illinois. The Settlement Agreement required Velocity Express, Inc. to amend its trademark applications to reflect this exclusion. The Company anticipates that it will initiate concurrent use proceedings in order to clarify territorial rights with respect to two “Velocity” trademark registrations (Velocity and Velocity Express).

Schedule 3.27

Lock-up Agreements

Vincent A. Wasik

Edward W. Stone

Andrew B. Kronik

Kay Perry Durbin

Jeffrey Hendrickson

Schedule 3.33

Non-Contravention

A.	Contraventions:

See below.

B.	Consents:

The proposed transaction with CD&L, Inc. is restricted under the terms of a credit facility of DC&L with Bank of America N.A. (“BOA”). BOA’s consent or waiver of the proposed merger with the Company will be required to avoid a default under such facilities.